THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C
Multi-Fund®
Multi-Fund® Select

Lincoln National Variable Annuity Account L
Group Variable Annuity

Lincoln Life Variable Annuity Account Q
Multi-Fund® Group

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Variable Annuity Account L
Group Variable Annuity

Supplement dated January 11, 2016 to the Prospectus dated May 1, 2015

This Supplement outlines changes for several of the funds that are offered as investment options under your annuity contract. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The Lincoln Variable Insurance Products Trust has informed us that, effective February 8, 2016, the name of several funds will be changed, according to the table below. The investment advisor, fees, and investment objective of the funds will not change.

CURRENT FUND NAME	NEW FUND NAME

LVIP Ivy Mid Cap Growth Managed Volatility Fund	LVIP Blended Mid Cap Managed Volatility Fund
LVIP JPMorgan Mid Cap Value Managed Volatility Fund	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP Templeton Growth Managed Volatility Fund	LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP UBS Large Cap Growth Managed Volatility Fund	LVIP Blended Large Cap Growth Managed Volatility Fund

Additionally, the LVIP BlackRock Emerging Markets Managed Volatility Fund will not be available for contracts purchased on or after February 8, 2016.

Refer to the prospectuses for the underlying funds for additional information.

Please retain this Supplement for future reference.